SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement [ ] Confidential, For Use of the the Commission Only (As Permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           QUINTEK TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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



                           QUINTEK TECHNOLOGIES, INC.
                               17951 Lyons Circle
                           Huntington Beach, CA 92647
                                 (714) 848-7741

                TO THE STOCKHOLDERS OF QUINTEK TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Quintek Technologies, Inc., a California corporation (the "Company" or "Quintek"), will be held at * (California time), on *, 2006 at *, for the following purposes:

1. To elect two (2) directors of the Company to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To amend the Company's articles of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company from 200,000,000 shares to 500,000,000 shares;

3. To amend the Company's articles of incorporation to lower the par value of common stock from $0.01 per share to $0.001 per share;

4. To ratify the selection of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2006;

5. To adopt the Company's 2006 Stock Incentive Plan; and

6. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on
* are entitled to notice of and to vote at the annual meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,


/s/ ROBERT STEELE
-------------------------------
Robert Steele
Chairman of the Board

Huntington Beach, California
June 27, 2006

                           QUINTEK TECHNOLOGIES, INC.
                               17951 Lyons Circle
                           Huntington Beach, CA 92647
                                 (714) 848-7741

             PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2006 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about *, 2006. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

*, 2006, * A.M. California time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at *.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect two directors to serve until the 2007 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK. To consider adopting the amendment to the Articles of Incorporation that would change the number of shares of authorized common stock from 200,000,000 to 500,000,000.

3. AMENDMENT OF THE ARTICLES OF INCORPORATION TO DECREASE THE PAR VALUE PER SHARE OF COMMON STOCK. To consider adopting the amendment to the Articles of Incorporation that would reduce the par value of common stock from $0.01 per share to $0.001 per share.

4. RATIFICATION OF AUDITORS. To ratify the selection of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006;

5. ADOPTION OF 2006 STOCK INCENTIVE PLAN. To adopt the 2006 Stock Incentive Plan; and

6. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on *, 2006 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2006, there were * shares of our common stock outstanding and entitled to vote at the Stockholders Meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENTS OF THE ARTICLES OF INCORPORATION, THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

o    "FOR" the election of all of our nominees for directors;

o "FOR" the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000;

o "FOR" the amendment of the Company's Articles of Incorporation to reduce the par value of common stock from $0.01 per share to $0.001 per share;

o "FOR" the ratification of Kabani & Company, Inc. as our independent registered public accounting firm; and

o    "FOR" the adoption of our 2006 Stock Incentive Plan.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 17951 Lyons Circle, Huntington Beach, CA 92647.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

The representation, in person or by proxy, of one-third of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

HOW MANY VOTES ARE REQUIRED?

o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

o The proposals to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000 shares and to reduce the par value per share of common stock from $0.01 per share to $0.001 per share will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation.

o The ratification of the director's selection of Kabani & Company, Inc. as the Company's independent registered public accounting firm will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

o The adoption of the 2006 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING DUE?

Any stockholder proposals for the 2007 annual meeting must be received by us, directed to the attention of the Company's secretary, Mr. Andrew Haag, Quintek Technologies, Inc., 17951 Lyons Circle, Huntington Beach, CA 92647 no later than December 31, 2006. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, two (2) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Steele and Haag (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Robert Steele has been the Company's Chief Executive Officer, President, and Chairman of the Board of Directors since January 30, 2003. In 1999, Mr Steele founded iBrite, a wireless information software company in Reston, VA, and from May 1999 through June 2001 served as its Chief Executive Office. The company established contractual partnerships with AOL and Global Knowledge. For nine years, from 1988 through 1998, Mr. Steele served as Corporate Vice President & Chief Technology Officer for CADD Microsystems, Inc. (CMI), currently the leading provider of Autodesk Computer Aided Design software, consulting, training and integration services in the Washington, DC Metropolitan Area. During his time at CMI, the company grew from $50,000 in annual sales to more than $3,000,000. Mr. Steele sold and supervised significant systems integration contracts with clients such as Lucent Technologies, Long Airdox Mining (Division of the Fortune 500 Marmon Group), ABB, GSA (General Services Administration), FAA (Federal Aviation Administration) and NRO (National Reconnaissance Office). Mr. Steele received a Bachelor of Science in Electronic and Computer Engineering from George Mason University in 1988.

Andrew Haag has been the Company's Chief Financial Officer and a Director since January 31, 2003. Prior to that, from December 2002, he was employed by the Camelot Group, Inc., an investment banking firm, to assist its corporate clients on capital structure, the structure of PIPE transactions and the preparation of offering documents. From May 2001, Mr. Haag was employed by Aquasearch, Inc., a publicly held company, where he raised significant funds from private sources, advised its CEO on strategic business development issues and successfully negotiated several contracts to benefit the company. Mr. Haag assisted in drafting corporate business plan, terms of investment, press releases and other corporate documents. From November 1998 through April 2001 he was employed by Nutmeg Securities, Ltd., where he advised institutional and individual clientele on corporate offerings and equity trading, and performed corporate advisory work for both public and private companies. From June 1998 through October 1998 Mr.Haag was a Managing Director of Waldron & Co. Inc., an investment bank located in Irvine, CA.

From 1992 through 1998 he was employed by Auerbach, Pollak & Richardson, investment bankers, located in Stamford, CT and Beverly Hills, CA, rising to Managing Director, where he: assisted in the development of the firm, attracting and referring new hires and clients to all offices; developed a national and international client base for the firm that participated in a majority of the firm's corporate offerings; set up and managed road shows for firm's corporate clientele; attracted a wide variety of corporate clientele; assisted in the structuring and funding of offerings for corporate clientele; and increased visibility of the firm through networking of research and offerings. Mr. Haag attended the University of Maine and CUNY Hunter College.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to California law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of Triangle, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2005 BOARD MEETINGS

During the fiscal year ended June 30, 2005, the board met six times and took action seven times by unanimous written consent.

BOARD COMMITTEES

The Board does not have any standing committees. As our stock is currently quoted on the Over-the-Counter Bulletin Board, we are not required to have any standing committees. In addition, we have a limited board that allows all board members to participate in the functions ascribed to the standing committees. Our Board of Directors intends to continually evaluate the need for an Audit, Nominating and/or Compensation Committees.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

               PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                  AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                  COMMON STOCK FROM 200,000,000 TO 500,000,000
                           (ITEM 2 ON THE PROXY CARD)

         On June 1, 2006, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to increase the number of our authorized shares of common stock. Subject to shareholder approval, Article Fourth would be amended to read as follows and would be filed with the California Secretary of
State:

                  "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, no par value. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                  The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                  Class             Par Value                 Authorized Shares
                  -----             ---------                 -----------------
                  Common            $0.001                        500,000,000
                  Preferred         $nil                            5,000,000
                                                              -----------------

                  Totals:                                         505,000,000"

         The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

         As of June 19, 2006, a total of 142,565,943 shares of the Company's currently authorized 200,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

         The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

         Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

        o   Secured Convertible Debentures

        To obtain funding for our ongoing operations, we entered into a Securities Purchase Agreement with Cornell Capital Partners L.P., an accredited investor, on May 17, 2006 for the sale of $2,000,000 in secured convertible debentures and warrants. The investors are obligated to provide us with an aggregate of $2,000,000 as follows:

         o    $750,000 was disbursed on May 17, 2006;

         o $750,000 will be disbursed two business days prior to the date a registration statement registering for resale the shares of common stock underlying the secured convertible debentures and warrants is filed by the Company with the Securities and Exchange Commission; and

         o    $500,000  will  be  disbursed  upon  the   effectiveness   of  the
registration statement registering the shares of common stock underlying the secured convertible debentures and warrants.

         Accordingly, we have received a total of $750,000 pursuant to the Securities Purchase Agreement.

         The secured convertible debentures bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the investor's option, at the lower of (i) $0.0662 or (ii) 95% of the lowest daily volume weighted average price of our common stock, as quoted by Bloomberg, LP, during the 30 trading days immediately preceding the date of conversion. Accordingly, there is in fact no limit on the number of shares into which the secured convertible debentures may be converted. As of June 19, 2006, the lowest intraday trading price for our common stock during the preceding 30 trading days as quoted by Bloomberg, LP was $0.04 and, therefore, the conversion price for the secured convertible debentures was $0.038. Based on this conversion price, the $2,000,000 in secured convertible debentures, excluding interest, were convertible into 52,631,257 shares of our common stock.

         In connection with the securities purchase agreement, we agreed to issue Cornell warrants to purchase an aggregate of 56,397,000 shares of our common stock, exercisable for a period of five years; including warrants to purchase 17,857,000 shares at an exercise price of $0.07, warrants to purchase 15,625,000 shares at an exercise price of $0.08, warrants to purchase 12,500,000 shares at an exercise price of $0.10 and warrants to purchase 10,415,000 shares at an exercise price of $0.12. All of the warrants were issued upon closing. We have the option to force the holder to exercise the warrants, as long as the shares underlying the warrants are registered pursuant to an effective registration statement, if the closing bid price of our common stock trades above certain levels. In the event that the closing bid price of our common stock is greater than or equal to $0.14 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.07 warrants. In the event that the closing bid price of our common stock is greater than or equal to $0.16 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.08 warrants. In the event that the closing bid price of our common stock is greater than or equal to $0.20 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.10 warrants. In the event that the closing bid price of our common stock is greater than or equal to $0.24 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.12 warrants.

         The investor has contractually agreed to restrict its ability to convert the debentures or exercise the warrants and receive shares of our common stock such that the number of shares of common stock held by it and its affiliates after such conversion does not exceed 4.99% of the then issued and outstanding shares of common stock.

         In connection with the Securities Purchase Agreement dated May 17, 2006, we granted the investor registration rights. We are obligated to use our best efforts to cause the registration statement to be declared effective no later than November 12, 2006 and to insure that the registration statement remains in effect until the earlier of (i) all of the shares of common stock issuable upon conversion of the secured convertible debentures have been sold or
(ii) May 17, 2008. In the event of a default of our obligations under the Registration Rights Agreement, including if the registration statement is not filed by August 14, 2006 or declared effective by November 12, 2006, we are required pay to Cornell, as liquidated damages, for each month that the registration statement has not been declared effective, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the secured convertible debentures.

         In connection with the securities purchase agreement, we and our subsidiaries executed security agreements in favor of the investor granting them a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The security agreements state that if an event of default occurs under the secured convertible debentures or security agreements, the investor has the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

The following are the risks associated with entering into the Securities Purchase Agreement:

There Are a Large Number of Shares Underlying Our Secured Convertible Debentures and Warrants That May be Available for Future Sale and the Resale of These Shares May Depress the Market Price of Our Common Stock.
--------------------------------------------------------------------------------

         As of June 19, 2006, we had 142,565,943 shares of common stock issued and outstanding, secured convertible debentures issued and outstanding that may be converted into 19,376,842 shares of common stock based on current market prices and outstanding warrants to purchase 56,397,000 shares of common stock. In addition, we have an obligation pursuant to a securities purchase agreement we entered into in May 2006 to issue additional secured convertible debentures that may be converted into 32,894,737 shares of our common stock based on current market prices. Additionally, the number of shares of common stock issuable upon conversion of the outstanding secured convertible debentures may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the secured convertible debentures and upon exercise of our warrants, may be sold without restriction upon the effectiveness of the registration statement registering their resale. The resale of these shares may adversely affect the market price of our common stock.

The Continuously Adjustable Conversion Price Feature of Our Secured Convertible Debentures Could Require Us to Issue a Substantially Greater Number of Shares, Which Will Cause Dilution to Our Existing Stockholders.
--------------------------------------------------------------------------------

         Our obligation to issue shares upon conversion of our secured convertible debentures is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible debentures (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price as of June 19, 2006 of $0.04 per share.

                                               Number                 % of
% Below    Price Per        With Discount     of Shares            Outstanding
Market        Share           at 5%           Issuable               Stock
------        -----           -----           --------               -----
25%          $0.03            $0.0285        70,175,439              30.15%
50%          $0.02            $0.019        105,263,158              42.47%
75%          $0.01            $0.0095       210,526,316              59.62%

         As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible debentures will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

The Continuously Adjustable Conversion Price Feature of Our Secured Convertible Debentures May Encourage Investors to Make Short Sales in Our Common Stock, Which Could Have a Depressive Effect on the Price of Our Common Stock.
--------------------------------------------------------------------------------

         The secured convertible debentures are convertible into shares of our common stock at a 5% discount to the trading price of the common stock prior to the conversion. The downward pressure on the price of the common stock as the investor converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible debentures, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The Issuance of Shares Upon Conversion of the Secured Convertible Debentures and Exercise of Outstanding Warrants May Cause Immediate and Substantial Dilution to Our Existing Stockholders.
--------------------------------------------------------------------------------

         The issuance of shares upon conversion of the secured convertible debentures and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investor may not convert its secured convertible debentures and/or exercise its warrants if such conversion or exercise would cause it to own more than 4.99% of our outstanding common stock, this restriction does not prevent the investor from converting and/or exercising some of its holdings and then converting the rest of its holdings. In this way, the investor could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

In The Event That Our Stock Price Declines, The Shares Of Common Stock Allocated For Conversion Of The Secured Convertible Debentures to be Registered Pursuant To A Registration Statement May Not Be Adequate And We May Be Required to File A Subsequent Registration Statement Covering Additional Shares. If The Shares We Have Allocated And Plan to Register Are Not Adequate And We Are Required To File An Additional Registration Statement, We May Incur Substantial Costs In Connection Therewith.
--------------------------------------------------------------------------------

         Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible debentures, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we plan to allocate and register, upon obtaining an increase in the authorized number of shares of common stock, at least 150,000,000 shares to cover the conversion of the secured convertible debentures. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible debentures and plan to register may not be adequate. If the shares we allocate and register pursuant to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

If We Are Required for any Reason to Repay Our Outstanding Convertible Debentures, We Would Be Required to Deplete Our Working Capital, If Available, Or Raise Additional Funds. Our Failure to Repay the Secured Convertible Debentures, If Required, Could Result in Legal Action Against Us, Which Could Require the Sale of Substantial Assets.
--------------------------------------------------------------------------------

         In May 2006, we entered into a Securities Purchase Agreement for the sale of $2,000,000 principal amount of secured convertible debentures. The secured convertible debentures are due and payable, with 10% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $750,000 secured convertible debentures outstanding, the investors are obligated to purchase additional secured convertible debentures in the aggregate of $1,250,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreements or related convertible debentures, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible debentures, including default interest rate on the outstanding principal balance of the secured convertible debentures if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible debentures will be converted into shares of our common stock, in accordance with the terms of the secured convertible debentures. If we were required to repay the secured convertible debentures, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the secured convertible debentures when required, the debenture holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

If an Event of Default Occurs under the Securities Purchase Agreement, Secured Convertible Debentures or Security Agreement, the Investor Could Take Possession of all Our Goods, Inventory, Contractual Rights and General Intangibles, Receivables, Documents, Instruments, Chattel Paper, and Intellectual Property.
--------------------------------------------------------------------------------

         In connection with the Securities Purchase Agreement, we executed a Security Agreement in favor of the investor granting them a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreement states that if an event of default occurs under the Securities Purchase Agreement, Secured Convertible Debentures or Security Agreement, the Investor has the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

                          RECOMMENDATION OF THE BOARD:

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 200,000,000 TO 500,000,000.

               PROPOSAL 3: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                  AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                 TO DECREASE THE AUTHORIZED PAR VALUE PER SHARE
                      OF COMMON STOCK FROM $0.01 TO $0.001
                           (ITEM 3 ON THE PROXY CARD)

         On June 1, 2006, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to to decrease the par value of the common stock of the Company from $0.01 per share to $0.001 per share. The Company currently has authorized capital stock of 200,000,000 shares and approximately 142,565,943 shares of Common Stock are outstanding as of June 19, 2006.

         The proposed reduction in the par value per share of the Company's capital stock is intended to bring the Company in line with the practice of other corporations that already have reduced par value stock. The proposed reduction in par value for the common stock would be effected by a reduction in the capital stock account on the Company's balance sheet and a corresponding increase in the additional paid-in (or surplus) capital account and thus would have no impact on the Company's capital structure. The reduction in par value would not reduce the ownership interests of stockholders, nor would it have any other impact on the rights and privileges of the holders of common stock (other than in the reduction of par value). The reduction in par value per share reduces the amount required to be carried by the Company as capital, thereby potentially increasing the Company's surplus capital available for dividends and other distributions and for other corporate purposes.

                          RECOMMENDATION OF THE BOARD:

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO DECREASE THE AUTHORIZED PAR VALUE PER SHARE OF COMMON STOCK FROM $0.01 TO $0.001.

           PROPOSAL 4: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM
                           (ITEM 4 ON THE PROXY CARD)

         The Board of Directors has appointed the firm of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the year ending June 30, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of Kabani & Company, Inc. is not expected to attend the annual meeting.

         The Company does not have an audit committee.

Review of the Company's audited financial statements for the fiscal year ended June 30, 2005

         The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

         In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

         The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005, for filing with the Securities and Exchange Commission.

Audit Fees

         The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended June 30, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $38,500 and $51,295, respectively.

Audit-Related Fees

         Our independent registered public accounting firm billed the Company $7,500 and $0 for any other audit-related work during fiscal years ended June 30, 2005 or 2004, respectively.

Tax Fees

         Our independent registered public accounting firm did not bill the Company for tax related work during fiscal years ended June 30, 2005 or 2004.

All Other Fees

         Our independent registered public accounting firm did not bill the Company for other services during fiscal years ended June 30, 2005 or 2004.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY, INC. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                                 PROPOSAL NO. 5
                    APPROVAL OF THE 2006 STOCK INCENTIVE PLAN
                           (ITEM 5 ON THE PROXY CARD)

At the Annual Meeting, the Company's stockholders are being asked to approve the 2006 Stock Incentive Plan (the "2006 Incentive Plan") and to authorize 25,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2006 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2006 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at 17951 Lyons Circle, Huntington Beach, CA 92647.

General

The 2006 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 25,000,000 shares of Common Stock for issuance under the 2006 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2006 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2006 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2006 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2006 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2006 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2006 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2006 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2006 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2006 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2006 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2006 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2006 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2006 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2006 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2006 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2006 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2006 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2006 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2006 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The approval of the 2006 Incentive Plan and the reservation of 25,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2006 Stock Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 STOCK INCENTIVE PLAN.

           BENEFICIAL OWNERSHIP OF TRIANGLE COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of our common stock as of June 19, 2006

         o by each person who is known by us to beneficially own more than 5% of our common stock;
         o    by each of our officers and directors; and
         o    by all of our officers and directors as a group.

                                                               NUMBER OF             PERCENTAGE OF
NAME AND ADDRESS OF OWNER                 TITLE OF CLASS     SHARES OWNED (1)       CLASS OWNED (2)
-------------------------------------------------------------------------------------------------------

Robert Steele                              Common Stock          9,038,089  (3)              5.98%
17951 Lyons Circle
Huntington Beach, CA 92647

Andrew Haag                                Common Stock          8,554,616  (4)              5.74%
17951 Lyons Circle
Huntington Beach, CA 92647

All Officers and Directors                 Common Stock         17,592,705  (5)             11.17%
As a Group (2 persons)

Zubair Kazi                                Common Stock          9,720,536  (6)              6.75%



Langley Park Investments PLC               Common Stock         14,000,000 (7)               9.82%

* Less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 19, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Based upon 142,565,943 shares issued and outstanding on June 19, 2006.

(3) Includes 1,000,000 shares issuable upon conversion of Series A convertible preferred stock and 7,638,089 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(4) Includes 1,000,000 shares issuable upon conversion of Series A convertible preferred stock and 5,362,792 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(5) Includes 2,000,000 shares issuable upon conversion of Series A convertible preferred stock and 13,000,881 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(6) Includes 1,500,000 shares of common stock underlying warrants that are currently exercisable or exercisable within 60 days.

(7) Shares are held in escrow until fulfillment of conditions by Langley Park Investment pursuant to a July 29, 2004 agreement with the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2005. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended June 30, 2005, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

         The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending June 30, 2005, 2004 and 2003 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE
                                                                                  Long-Term Compensation
                                                                      ------------------------------------------
                                        Annual Compensation                      Awards                 Payouts
                                ------------------------------------  ----------------------------     ---------
                                                           Other      Restricted       Securities
    Name and                    Annual       Annual        Annual       Stock          Underlying        LTIP           All Other
    Principal        Fiscal     Salary       Bonus      Compensation    Awards        Options/SARs     Payouts        Compensation
    Position          Year        ($)         ($)         ($) (1)        ($)              (#)            ($)               ($)
    --------          ----      ------       -----      ------------  ----------      ------------     ---------      -------------

Robert Steele,        2005      85,500         0           15,438     1,000,000        4,267,276          0                 0
Chairman and CEO
                      2004      72,000         0             0            0                0              0                 0
                      2003    30,000 (2)       0           2,500          0                0              0                 0

Andrew Haag, CFO      2005      85,500         0           15,433     1,000,000        4,267,276          0                 0
                      2004      72,000         0             0            0                0              0                 0
                      2003    30,000 (3)       0             0            0                0              0                 0

Robert Brownell,      2005    119,000 (4)      0             0         250,000          611,062           0                 0
President
                      2004    37,500 (5)       0             0            0                0              0                 0
                      2003         0           0             0            0                0              0                 0

1) These amounts represent the Company's payments to provide an automobile and health insurance for Mr. Steele and Mr. Haag.
2) Represents compensation received by Mr. Steele while serving as our President and CEO from 2/1/03 to 6/30/03
3) Represents compensation received by Mr. Haag while serving as our CFO from 2/1/03 to 6/30/03.
4) Mr.  Brownell  resigned  on March  31,  2005.
5) Represents compensation received by Brownell while serving as our President from 3/12/04 to 6/30/04

Employment Agreements

         None.

Option/SAR Grants in Last Fiscal Year

         None.

Remuneration of Directors

         None.

Stock Option Plans

         On June 30, 2004, our stockholders approved our 2004 Stock Option Plan and authorized 11,822,500 shares of common stock for issuance thereunder. As of June 19, 2006, no options have been granted pursuant to the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

ANNUAL REPORT ON FORM 10-KSB

         The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

         The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                                              By Order of the Board of Directors


                                              /s/ ROBERT STEELE
                                              ----------------------------------
                                              Robert Steele
                                              Chairman of the Board


Dated: June 27, 2006
Huntington Beach, California

                                                                     EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                           QUINTEK TECHNOLOGIES, INC.

         The  undersigned,   President  of  Quintek   Technologies,   Inc.  (the
"Corporation"), does hereby certify as follows:

         FIRST: The name of the corporation is:

                           QUINTEK TECHNOLOGIES, INC.

         SECOND: The articles of incorporation of the Corporation is hereby amended by replacing Article Third, in its entirety, with the following:

                  "THIRD: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, no par value. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

         The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                  Class             Par Value                 Authorized Shares
                  -----             ---------                 -----------------
                  Common             $0.001                      500,000,000
                  Preferred         $nil                          50,000,000
                                                              --------------

                  Totals:                                        550,000,000"

         THIRD: The amendment of the articles of incorporation herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Section 602 of the Corporations Code of the State of California.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Robert Steele, its Chief Executive Officer, this ___ day of ________, 2006.

                                            QUINTEK TECHNOLOGIES, INC.

                                            ---------------------------------
                                            /s/ Robert Steele
                                            Chief Executive Officer

                                     PROXY
                           QUINTEK TECHNOLOGIES, INC.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                     *, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ROBERT STEELE and ANDREW HAAG and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on *, 2006, at *, local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1) The election as directors of all nominees listed below to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

                  Nominees:
                  01)    Robert Steele               02)    Andrew Haag

                  FOR ALL [  ]      WITHHOLD ALL [  ]       FOR ALL EXCEPT [  ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Amending the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000

                      FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

Proposal (3) Amending the Articles of Incorporation to decrease the par value of common stock from $0.01 per share to $0.001 per share

                      FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

Proposal (4) Ratification of the appointment of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2006.

                      FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

Proposal (5) Adopting the 2006 Stock Incentive Plan.

                      FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2), (3), (4) and (5). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended June 30, 2005.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box)      [________________________________] DATE: _______, 2006


Signature (Joint owners)                    [________________________________] DATE: _______, 2006